Putnam
Diversified
Income Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Diversified Income Trust participated in the favorable bond markets created by equity investors' flight to safety during the first half of the fund's fiscal year, though to a lesser degree than portfolios with greater exposure to U.S. Treasury and top-rated corporate bonds.

This is as it should be; the fund's more aggressive positioning within the fixed-income spectrum is designed to provide higher levels of current income over time than more conservative portfolios. The tradeoff, of course, is that in market environments such as we are now experiencing, the fund's net asset value will tend to fare less well than its conservative siblings, though your fund's management team remains steadfast in its commitment to the fund's secondary objective of capital preservation.

In the following report, Fund Manager David Waldman reviews performance and strategy during the semiannual period and offers his insights on prospects for the remainder of fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core Fixed Income Team

Volatility dominated the U.S. economic environment during Putnam Diversified Income Trust's semiannual period, which ended March 31, 2001. In the fall of 2000, a rapidly decelerating economy combined with sharp declines in the equity markets put an end to the Federal Reserve Board's short-term interest rate increases. U.S. bond markets rallied as investors became more averse to risk, moving assets into the relative safety of bonds and away from stocks. As 2001 approached, equities continued to lose ground while consumer confidence quickly deteriorated over uncertainty regarding the U.S. slowdown. In response to the sagging economy, the Fed adopted an aggressive easing policy, which resulted in a series of interest-rate reductions, totaling 1.5 percentage points in the first quarter 2001. This, along with a continued flight to quality by investors from the beleaguered equity markets, provided your fund with positive returns at net asset value.

Total return for 6 months ended 3/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   1.83%   -3.05%   1.34%  -3.51%    1.37%   0.40%    1.61%   -1.70%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* HIGH YIELD BONDS BEGIN RECOVERY

In the fourth quarter of 2000, profit warnings and economic indicators suggesting a rapidly decelerating U.S. economy sent high-yield markets plunging, consistent with the performance of U.S. equity markets. Overall, the high-yield corporate sector was one of the weakest fixed-income sectors in 2000. However, the market environment for high-yield bonds changed dramatically when the Fed reduced rates in January.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS FOR CORPORATE BONDS AND NOTES]

TOP INDUSTRY SECTORS FOR CORPORATE BONDS AND NOTES*

Telecommunications          4.2%

Cable television            3.3%

Broadcasting                3.2%

Telephone                   3.0%

Gaming & lottery            2.8%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


The interest-rate cuts resuscitated performance of the non-Treasury sectors of the bond market, including high-yield bonds, which experienced a sharp rebound that endured through mid-February. Deteriorating economic and corporate fundamentals forced the sector to give back some of its gains in March, although it remained the strongest-performing fixed income sector for the first quarter 2001. Although the sector was unable to recoup all of its losses sustained in fourth quarter of 2000, our increased weighting to the sector beginning in December, benefited the fund once the rally began.

Investment-grade bonds advanced during the period, posting solid absolute gains in a volatile and uncertain economic environment. U.S. Treasuries were the best-performing issues in the fourth quarter of 2000 as the yield curve continued to reverse its inverted posture and the Fed adopted an easing bias.

* FIXED-INCOME SECTOR SHINES

Bond outperformance continued into 2001, facilitated by an aggressive Fed easing policy and continued equity market volatility. In January, the yield curve steepening began to accelerate, with short- and intermediate-term yields falling more than longer-term yields.

In addition to Treasury securities, other investment-grade sectors benefited as investors found these higher-yielding securities more attractive. Corporate bonds represented the best-performing investment-grade sector in the first quarter of 2001, reversing some of their poor performance of last year. Despite increased volatility combined with higher prepayments, the mortgage-backed securities generated attractive absolute returns, which contributed to the fund's overall performance. Asset-backed securities and commercial mortgage-backed securities performed relatively well during the period, and the increased weighting in the latter sector was a small benefit to the fund as well.

* INTERNATIONAL MARKETS: MIXED RESULTS

Within the developed-market universe, global bonds advanced during the period. Escalating evidence of a global economic slowdown at year's end led to the central banks' initiation of monetary easing cycles in the first quarter of 2001. Additionally, sovereign bonds benefited from growing investor risk aversion caused by steep equity-market declines. Specifically, holdings in Greece and New Zealand contributed to positive performance.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Echostar Broadband Corp. senior notes
10 3/8%, 2007

Voicestream Wireless Corp. senior notes
10 3/8%, 2009

Allied Waste Industries, Inc.
company guaranty Ser. B, 10%, 2009

FOREIGN BONDS

Italy (Government of) bonds 7 1/4%, 2026

Germany (Federal Republic of) bonds Ser.
132, 4 1/8%, 2004

Germany (Federal Republic of) bonds Ser.
97, 6%, 2007

U.S. INVESTMENT-GRADE SECURITIES

U.S. Treasury Notes, 5 3/4%, August 15, 2010

U.S. Treasury Notes, 6 1/2%, February 15, 2010

U.S. Treasury Bonds, 6 1/4%, May 15, 2030

Footnote reads:
These holdings represent 12.6% of the fund's net assets as of 3/31/01. Portfolio holdings will vary over time.


In the fourth quarter of 2000, the fund's currency exposure helped as investors' outlook for the U.S. economy grew gloomier and the U.S. dollar weakened, whereas in the first quarter of 2001, the U.S. dollar strengthened and the fund's non-U.S. currency exposure detracted from performance.

The semiannual period proved extremely volatile for emerging market bonds. An increase in geopolitical risks combined with slowing economic growth created uncertainty for emerging market investors. While the market rebounded in December and January along with the Fed's easing bias, liquidity issues in Argentina and Turkey lingered throughout the period. The fund's limited exposure to Argentina helped performance as the country's markets performed poorly in the wake of political and economic uncertainties. In addition, the fund's position in Russia, an outperforming country during the period, also contributed positively to performance.

* OUTLOOK POSITIVE FOR REST OF 2001

As we look toward the rest of the year, we expect that the economic environment will eventually stabilize and low inflation should remain a reality. Further interest-rate cuts by the Fed and the likelihood of a federal income-tax cut should help the economy rebound in the second half of 2001. With regard to the investment-grade sectors, we believe mortgage-backed securities should remain attractive, despite the uncertainty surrounding prepayments. High-yield bonds were temporarily paralyzed by fears of negative corporate earnings developments; however, these fears will most likely dissipate as the Fed continues to cut interest rates and the economy stabilizes. In addition, investors have begun to take notice of the value offered in the current yields of this sector and are reversing their previous cash outflow patterns.

Looking ahead at international markets, we remain cautious on Japan as we perceive little additional value in the Japanese bond market with interest rates returning to zero. In addition, we see value in core Europe as slowing growth should lead to lower yields. We have become more cautious on emerging-market debt, given the risks associated with specific countries. With the probability of continued currency volatility, we have reduced the fund's non-U.S. currency exposure. Although some volatility and uncertainty may be in store, we believe the fund is well diversified and positioned to perform well the rest of the fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds will affect the issuer's ability to pay principal and interest.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government and investment-grade, high-yield, and international fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 3/31/01

                      Class A         Class B         Class C        Class M
(inception dates)    (10/3/88)       (3/1/93)        (2/1/99)       (12/1/94)
                    NAV     POP     NAV    CDSC     NAV    CDSC    NAV     POP
-------------------------------------------------------------------------------
6 months           1.83%   -3.05%  1.34%  -3.51%   1.37%  0.40%   1.61%  -1.70%
-------------------------------------------------------------------------------
1 year             1.91    -2.95   1.04   -3.60    1.08   0.15    1.57   -1.69
-------------------------------------------------------------------------------
5 years           20.77    15.05  16.35   14.73   16.21  16.21   19.19   15.28
Annual average     3.85     2.84   3.08    2.79    3.05   3.05    3.57    2.88
-------------------------------------------------------------------------------
10 years         103.89    94.20  89.08   89.08   89.22  89.22   98.41   91.93
Annual average     7.38     6.86   6.58    6.58    6.58   6.58    7.09    6.74
-------------------------------------------------------------------------------
Annual average
(life of fund)     7.46     7.04   6.62    6.62    6.65   6.65    7.14    6.86
-------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                 Lehman Bros.   Salomon Bros.  Credit Suisse
                  Aggregate        Non-U.S.    First Boston
                    Bond         World Govt.    High Yield      Consumer
                   Index          Bond Index       Index       price index
-------------------------------------------------------------------------------
6 months           7.37%           -1.10%         -0.38%          1.56%
-------------------------------------------------------------------------------
1 year            12.53            -6.32           0.76           2.92
-------------------------------------------------------------------------------
5 years           43.43             4.94          28.05          13.23
Annual average     7.48             0.97           5.07           2.52
-------------------------------------------------------------------------------
10 years         115.53            91.36         155.85          30.59
Annual average     7.98             6.70           9.85           2.70
-------------------------------------------------------------------------------
Annual average
(life of fund)     8.54             6.58           8.93           3.14
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

                                Class A        Class B       Class C       Class M
---------------------------------------------------------------------------------------
Distributions (number)             6              6             6             6
---------------------------------------------------------------------------------------
Income                          $0.468         $0.430        $0.433        $0.456
---------------------------------------------------------------------------------------
Capital gains                     --             --            --            --
---------------------------------------------------------------------------------------
  Total                         $0.468         $0.430        $0.433        $0.456
---------------------------------------------------------------------------------------
Share value:                  NAV     POP        NAV           NAV       NAV     POP
---------------------------------------------------------------------------------------
9/30/00                     $10.13    $10.64   $10.09        $10.11    $10.09   $10.43
---------------------------------------------------------------------------------------
3/31/01                       9.84     10.33     9.79          9.81      9.79    10.12
---------------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------------
Current dividend rate 1       9.51%     9.06%    8.83%         8.81%     9.32%    9.01%
---------------------------------------------------------------------------------------
Current 30-day SEC yield 2    9.11      8.67     8.34          8.34      8.86     8.56
---------------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Bros. Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Credit Suisse First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial  statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.





THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

CORPORATE BONDS AND NOTES (47.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
$           800,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $     824,000
          3,070,000 AOA Holdings LLC sr. notes 10 3/8s, 2006                                              2,916,500
          3,945,382 Interact Operating Co. notes 14s, 2003 (PIK)                                             78,908
            900,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         940,500
          4,545,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                       4,635,900
            445,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                           456,125
          1,400,000 TDL Infomedia Group, Ltd. 144A bonds 12 1/8s, 2009
                    (United Kingdom)                                                                      2,308,191
                                                                                                      -------------
                                                                                                         12,160,124

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,650,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 2,371,750
          3,925,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         3,512,875
          3,550,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        3,647,625
            290,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                  296,888
          5,130,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    4,950,450
          1,000,000 Counts Series 2001-5 144A sec. notes FRN, 8.82s, 2009                                 1,000,000
          3,660,000 Decrane Aircraft Holdings Co. company guaranty Ser. B,
                    12s, 2008                                                                             3,486,150
          2,500,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            2,462,500
          1,870,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,879,350
          1,890,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                         1,937,250
          2,100,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,110,500
          5,319,000 Sequa Corp. sr. notes 9s, 2009                                                        5,358,893
                                                                                                      -------------
                                                                                                         33,014,231

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
          9,889,573 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                           9,395,094

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Air Canada Corp. 144A sr. notes 10 1/4s, 2011 (Canada)                                1,746,000
          5,350,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                    5,757,771
          4,960,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                         4,774,000
          1,120,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                1,108,957
          2,735,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,681,011
          2,740,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       2,712,600
                                                                                                      -------------
                                                                                                         18,780,339

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,350,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 3,149,000
          1,413,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                         1,328,220
          2,880,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         2,376,000
          3,170,000 Dana Corp. notes 6 1/4s, 2004                                                         2,844,409
          3,660,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                3,184,200
            930,000 Exide Corp. sr. notes 10s, 2005                                                         706,800
            740,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                   96,200
            910,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  127,400
          1,730,000 Hayes Wheels International, Inc. company guaranty 11s, 2006                           1,435,900
          4,180,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                          3,009,600
          4,370,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                          3,102,700
          3,760,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       3,756,691
          4,800,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       4,857,408
            130,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      133,679
          6,430,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                         3,922,300
          2,780,000 Safety Components International, Inc. sr. sub. notes Ser. B,
                    10 1/8s, 2007 (In default) (NON)                                                      1,118,950
          1,770,000 Tenneco, Inc. company guaranty 11 5/8s, 2009 (Malaysia)                                 628,350
                                                                                                      -------------
                                                                                                         35,777,807

Banking (1.0%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                    34,475
          2,305,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 2,293,475
          3,015,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 2,813,863
          1,190,000 CSBI Capital Trust I 144A company guaranty 11.75%, 2007                               1,362,550
            440,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  430,192
          5,630,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                5,527,196
          3,720,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     3,682,800
          3,230,000 Local Financial Corp. sr. notes 11s, 2004                                             3,230,000
            635,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  610,711
            660,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                             583,928
          2,400,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,098,824
          1,610,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           1,083,788
          8,490,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       8,999,400
          2,260,000 Sovereign Capital Trust company guaranty 9s, 2027                                     1,490,809
          1,695,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,477,515
                                                                                                      -------------
                                                                                                         35,719,526

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
            730,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                737,300
          2,290,000 Constellation Brands, Inc. 144A sr. notes 8s, 2008                                    2,341,525
                                                                                                      -------------
                                                                                                          3,078,825

Broadcasting (3.2%)
-------------------------------------------------------------------------------------------------------------------
          5,475,000 Acme Television company guaranty 10 7/8s, 2004                                        5,091,750
          1,730,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                          1,721,350
          3,198,500 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                         3,534,343
             50,635 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (In default)
                    (Australia) (PIK) (NON)                                                                       5
          3,765,000 Benedek Communications Corp. sr. disc. notes stepped-
                    coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                          2,522,550
            560,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        564,138
            990,000 British Sky Broadcasting PLC company guaranty 7.3s, 2006
                    (United Kingdom)                                                                        984,991
          1,970,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      1,834,090
          1,665,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (Bermuda)                                                                          582,750
          6,890,000 Chancellor Media Corp. company guaranty 8s, 2008                                      7,139,763
          1,369,410 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                               1,465,269
         23,180,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     23,643,600
          2,415,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             2,402,925
          3,000,000 Emmis Broadcasting Corp. bank term loan FRN, 8.313s,
                    2009 (acquired 1/02/01, cost $2,995,500) (RES)                                        2,996,250
          1,980,000 Emmis Escrow Corp. 144A sr. disc. notes stepped
                    coupon zero % (12 1/2s, 3/15/06), 2011 (STP)                                          1,093,950
          3,390,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                 2,915,400
          4,997,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     4,997,000
          1,700,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                      1,746,750
          2,730,000 Golden Sky Systems company guaranty Ser. B,
                    12 3/8s, 2006                                                                         2,770,950
          1,690,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                1,149,200
          4,490,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                      3,232,800
          4,325,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    3,892,500
          2,890,000 News America, Inc. sr. notes 6 5/8s, 2008                                             2,796,884
             60,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     61,200
          1,420,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                           1,370,300
            130,000 Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                              132,600
          7,826,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                        7,736,001
          3,635,000 Radio One, Inc. company quaranty Ser. B, 12s, 2004                                    3,816,750
          1,300,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                              1,196,000
            620,000 Sinclair Broadcast Group, Inc. sr. sub notes 10s, 2005                                  592,100
          2,170,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            1,963,850
          6,465,000 TV Azteca SA de CV sr. notes 10 1/2s, 2007 (Mexico)                                   6,368,025
          2,750,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                1,512,500
          2,316,489 Young Broadcasting bank term loan Ser. B, FRN, 8.50s,
                    2005 (acquired 7/17/00, cost $2,316,489) (RES)                                        2,333,863
          5,110,000 Young Broadcasting, Inc. 144A sr. sub notes 10s, 2011                                 4,931,150
                                                                                                      -------------
                                                                                                        111,093,547

Building Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,570,000 American Standard, Inc. company guaranty 7 5/8s, 2010                                 5,514,300
            370,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                   370,000
          1,340,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                         1,105,500
          1,610,000 Building Materials Corp. company guaranty 8s, 2008                                      853,300
          4,830,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,854,150
          2,000,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                        1,930,000
          1,780,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           1,717,700
                                                                                                      -------------
                                                                                                         16,344,950

Cable Television (3.3%)
-------------------------------------------------------------------------------------------------------------------
          6,620,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                 6,984,100
            630,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                    582,750
          4,930,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                          4,942,325
          1,380,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                          1,311,000
          3,380,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   3,177,200
          5,000,000 Charter Communications Holdings, LLC 7 1/2s, 2008
                    (acquired 3/16/99, cost $4,989,385) (RES)                                             4,962,500
          1,970,000 Charter Communications Holdings, LLC sr. notes 10s, 2009                              2,043,875
          9,825,000 Charter Communications Holdings, LLC sr. notes 8 5/8s, 2009                           9,456,563
          1,505,000 Charter Communications Holdings, LLC sr. notes 8 1/4s, 2007                           1,441,038
          6,650,000 Charter Communications Holdings, LLC sr. notes
                    11 1/8s, 2011                                                                         7,132,125
            830,000 Charter Communications Holdings, LLC sr. notes
                    10 3/4s, 2009                                                                           883,950
          2,660,000 Charter Communications Holdings, LLC sr. disc. notes
                    zero %, 2011                                                                          1,675,800
          2,537,000 Comcast UK Cable, Ltd. deb. 10 3/4s, 2007 (Bermuda)                                   2,283,300
          2,410,000 CSC Holdings, Inc. deb. 7 5/8s, 2018                                                  2,164,132
          5,520,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        6,072,000
          4,595,000 Diamond Cable Communication PLC sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                3,285,425
         11,178,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                  2,794,500
            570,000 Insight Communications Company, Inc. 144A sr. disc. notes
                    zero %, 2011                                                                            312,075
          7,130,000 Insight Midwest LP/Insight Capital, Inc. 144A sr. notes
                    10 1/2s, 2010                                                                         7,611,275
          2,590,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                            2,292,150
            315,000 Knology Holdings, Inc. 144A sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                   78,750
          3,970,000 Mediacom LLC/Mediacom Capital Corp. 144A sr. notes
                    9 1/2s, 2013                                                                          3,890,600
          5,902,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                              5,429,840
          5,950,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              5,295,500
          2,000,000 NTL Communications Corp. sr. notes Ser. B, 9 1/4s, 2006                               1,475,779
          2,050,000 NTL Communications Corp. sr. notes stepped-coupon
                    Ser. B, zero % (12 3/8s, 10/1/03), 2008 (STP)                                         1,209,500
          5,310,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                             5,097,600
            470,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                         131,600
          2,370,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.80s, 2/15/03), 2008 (STP)                                                            592,500
          2,360,000 RCN Corp. sr. notes 10 1/8s, 2010                                                       944,000
          1,150,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                 1,230,500
          2,000,000 Rogers Cablesystems, Ltd. deb. 9 3/8s, 2008 (Canada)                                  2,075,000
            620,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                      694,400
          1,230,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                          1,254,600
          4,170,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                          959,100
          1,780,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                      1,739,950
            160,000 TeleWest Communications PLC sr. notes 9 7/8s, 2010
                    (United Kingdom)                                                                        150,400
          1,960,000 TeleWest Communications PLC 144A sr. notes 11 1/4s,
                    2008 (United Kingdom)                                                                 1,999,200
          2,010,000 TeleWest Communications PLC structured note
                    (issued by DLJ International Capital) 10 7/8s, 2005
                    (United Kingdom)                                                                      1,909,500
         11,230,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                    3,818,200
          1,320,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                      396,000
            760,000 United Pan-Europe NV sr. notes Ser. B, 10 7/8s, 2007
                    (Netherlands)                                                                           501,600
          1,490,000 United Pan-Europe NV bonds 10 7/8s, 2009 (Netherlands)                                  998,300
          7,660,000 United Pan-Europe NV sr. disc. notes 12 1/2s,
                    2009 (Netherlands)                                                                    2,681,000
                                                                                                      -------------
                                                                                                        115,961,502

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,610,000 ARCO Chemical Co. deb. 9.80s, 2020                                                    4,425,600
          1,457,500 CP Kelco bank term loan Ser. C, FRN, 10.399s, 2008
                    (Denmark) (acquired 9/29/00, cost $1,457,500) (RES)                                   1,406,488
            858,500 CP Kelco bank term loan FRN, Ser. B, 10.149s, 2008
                    (Denmark) (acquired 9/29/00, cost $858,500) (RES)                                       828,453
          4,640,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            4,129,600
          1,400,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                     1,456,000
            390,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                      393,900
          4,690,000 Huntsman Corp. 144A sr. sub. notes 9.486s, 2007                                       3,494,050
          6,300,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         6,489,000
          1,710,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      530,100
          4,520,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                     4,248,800
          4,280,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 4,397,700
         10,220,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                           10,475,500
          5,285,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India) (In default) (NON)                                               2,034,725
          4,390,000 Pioneer Americas Acquisition company guaranty
                    9 1/4s, 2007 (In default) (NON)                                                       1,185,300
          1,790,000 PMD Group, Inc. 144A sr. sub notes 11s, 2011                                          1,861,600
          1,930,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                 1,003,600
          3,420,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                             1,573,200
          5,838,118 Polytama International notes 11 1/4s, 2007
                    (Indonesia)                                                                             291,906
          5,140,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           4,112,000
          2,270,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                        2,292,700
          5,010,000 Sterling Chemicals Holdings sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                            601,200
          2,830,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006                                                                         2,660,200
          2,020,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                           909,000
            970,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          800,250
                                                                                                      -------------
                                                                                                         61,600,872

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          7,860,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        7,977,900
            930,000 Travel Centers of America notes 12 3/4s, 2009                                           909,075
                                                                                                      -------------
                                                                                                          8,886,975

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
          1,580,000 Telex Communications, Inc. company guaranty
                    10 1/2s, 2007                                                                           711,000

Components (--%)
-------------------------------------------------------------------------------------------------------------------
          1,580,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                        1,576,050

Construction (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,970,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                             5,854,800
          4,355,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                       1,045,200
                                                                                                      -------------
                                                                                                          6,900,000

Consumer (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,190,000 Derby Cycle Corp. (The) sr. notes 10s, 2008                                             885,225
          2,820,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008                                          318,539
          4,460,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                           1,806,300
          5,830,000 Jostens, Inc. sr. sub notes 12 3/4s, 2010                                             6,077,775
          5,680,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          4,600,800
          2,010,000 Sealy Mattress Co. company guaranty stepped-coupon
                    Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                        1,733,625
          2,350,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                2,408,750
                                                                                                      -------------
                                                                                                         17,831,014

Consumer Finance (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,140,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                          1,789,800
          2,020,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                    1,161,500
          3,500,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  3,255,000
          5,165,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                          878,050
          7,380,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                        1,254,600
          5,880,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          999,600
          6,905,000 Delta Financial Corp. company guaranty 9 1/2s, 2004                                   2,485,800
          2,085,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 729,750
          2,815,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,252,000
                                                                                                      -------------
                                                                                                         14,806,100

Consumer Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
          6,495,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          6,413,813
            360,000 Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                     306,000
          4,040,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         3,232,000
          2,440,000 Elizabeth Arden, Inc. 144A notes 11 3/4s, 2011                                        2,562,000
          1,800,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,786,500
          3,540,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                      283,200
          3,735,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        3,137,400
          2,160,000 Playtex Products, Inc. sr. sub notes 9s, 2003                                         2,154,600
            650,000 Playtex Products, Inc. company guaranty Ser. B, 8 7/8s, 2004                            658,125
          3,940,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                  1,970,000
                                                                                                      -------------
                                                                                                         22,503,638

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
          2,830,000 Doskocil Manufacturing Co sr. sub. notes 10 1/8s, 2007
                    (In default) (NON)                                                                      707,500

Containers (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,310,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      4,137,600
          2,250,000 Ball Corp. company guaranty 8 1/4s, 2008                                              2,266,875
          3,410,000 Consumers International sr. notes 10 1/4s, 2005
                    (In default) (Canada) (NON)                                                           1,159,400
          2,000,000 Huntsman Packaging Corp. company guaranty 13s, 2010                                   1,100,000
          1,450,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             1,131,000
          3,240,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                            2,430,000
          1,400,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                             1,190,000
          7,260,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               6,606,600
            998,611 U.S. Can Corp. bank term loan Ser. B, FRN, 10.26s, 2008
                    (acquired 10/2/00, cost $998,611) (RES)                                               1,001,108
          1,810,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                      1,882,400
                                                                                                      -------------
                                                                                                         22,904,983

Electric Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,275,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                949,875
            270,000 CMS Energy Corp. pass thru certificates 7s, 2005                                        258,760
          1,290,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,280,325
            940,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 888,488
          7,090,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       6,841,850
          3,522,978 Luannan Energy Co. sec. notes 12 1/4s, 2002
                    (Cayman Islands)                                                                      1,761,489
          2,511,029 Northeast Utilities System notes Ser. A, 8.58s, 2006                                  2,603,485
          1,606,586 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  1,668,424
            989,142 TNP Enterprises Inc. bank term loan FRN, 8.489s, 2005
                    (acquired 1/19/01, cost $988,153) (RES)                                                 991,615
                                                                                                      -------------
                                                                                                         17,244,311

Electronics (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,145,000 Celestica International, Ltd. sr. sub. notes 10 1/2s,
                    2006 (Canada)                                                                         3,270,800

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
            900,000 Compagnie Generale de Geophysique SA 144A sr. notes
                    10 5/8s, 2007 (France)                                                                  956,250
          1,950,000 Grant Prideco, Inc. 144A sr. notes 9 5/8s, 2007                                       2,018,250
            760,000 Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2008                                   782,017
          5,412,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           5,547,300
          3,870,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 4,063,500
          1,390,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                        1,681,900
                                                                                                      -------------
                                                                                                         15,049,217

Entertainment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            525,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     420,000
          4,904,626 Carmike Cinemas, Inc. bank term loan FRN, 6.69s, 2005
                    (acquired various dates from 9/5/00 to 9/6/00,
                    cost $3,672,782) (RES)                                                                4,267,025
          1,970,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008 (Mexico)                       1,477,500
          2,080,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008 (Mexico)                       1,622,400
          3,460,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            3,546,500
          5,675,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                            5,731,750
          3,353,849 Regal Cinemas, Inc. bank term loan Ser. A, FRN, 9s, 2006
                    (acquired 3/14/01, cost $3,005,887) (RES)                                             3,001,695
          2,273,767 Regal Cinemas, Inc. bank term loan Ser. B, FRN, 9 1/4s, 2006
                    (acquired 3/14/01, cost $2,038,614) (RES)                                             2,035,021
            879,493 Regal Cinemas, Inc. bank term loan Ser. C, FRN, 9 1/2s, 2006
                    (acquired 3/26/01, cost $791,544) (RES)                                                 787,146
              1,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008 (In default) (NON)                          115
          4,610,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                    357,275
          6,320,000 Six Flags, Inc. 144A sr. notes 9 1/2s, 2009                                           6,478,000
          4,867,393 United Artists Theatre bank term loan Ser. C, FRN, 9.39s,
                    2007 (acquired 6/4/98, cost $4,860,092) (RES)                                         3,650,545
          8,490,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                 339,600
          2,773,000 United Artists Theatre sr. sub. notes Ser. B, 10.415s,
                    2007 (In default) (NON)                                                                 110,920
                                                                                                      -------------
                                                                                                         33,825,492

Financial (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,585,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                        8,540,272
          2,525,000 Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                     2,511,062
          4,920,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                     2,681,400
          4,190,000 Finova Capital Corp. notes 7 1/4s, 2004 (In default) (NON)                            3,551,025
          1,240,000 Finova Capital Corp. notes 6 1/4s, 2002 (In default) (NON)                            1,050,900
          2,780,000 Finova Capital Corp. notes 6 1/8s, 2004 (In default) (NON)                            2,356,050
          1,670,000 Finova Capital Corp. sr. notes 7 5/8s, 2009 (In default) (NON)                        1,415,325
          1,160,000 Finova Capital Corp. sr. notes 6 3/4s, 2009 (In default) (NON)                          983,100
          2,475,000 Imperial Credit Capital Trust I 144A company guaranty
                    10 1/4s, 2002                                                                         1,485,000
          9,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      6,817,950
          1,875,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                  1,481,250
          1,775,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                1,695,125
          1,660,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,577,000
          3,945,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       3,728,025
            500,000 Sun Life Canada Capital Trust 144A 8.526s, 2049                                         473,465
          3,120,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,131,135
          1,650,000 Willis Corron Corp. 144A sr. sub notes 9s, 2009                                       1,617,000
                                                                                                      -------------
                                                                                                         45,095,084

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,400,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                  1,836,000
            989,975 Aurora Foods bank term loan Ser. B2, FRN, 9.381s, 2010
                    (acquired 3/13/00, cost $900,877) (RES)                                                 955,326
          2,145,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,769,625
          2,810,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           2,318,250
            290,000 Chiquita Brands International, Inc. sr. notes 10 1/4s, 2006
                    (In default) (NON)                                                                      136,300
          1,190,000 Chiquita Brands International, Inc. sr. notes 9 5/8s, 2004
                    (In default) (NON)                                                                      559,300
            310,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                184,450
          3,030,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                      2,848,200
          6,900,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  4,830,000
          4,180,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B,
                    10 1/4s, 2009                                                                           836,000
                                                                                                      -------------
                                                                                                         16,273,451

Gaming & Lottery (2.8%)
-------------------------------------------------------------------------------------------------------------------
          2,570,000 Anchor Gaming company guaranty 9 7/8s, 2008                                           2,714,563
          3,140,000 Argosy Gaming Co. 144A sr. sub notes 10 3/4s, 2009                                    3,367,650
          6,050,000 Autotote Corp. company guaranty Ser. B, 12 1/2s, 2010                                 5,626,500
          6,689,506 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                      4,013,704
            330,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                              330,825
          2,230,000 Harrah's Entertainment, Inc. company guaranty 7 1/2s, 2009                            2,218,895
          1,840,000 Harrah's Entertainment, Inc. 144A company guaranty 8s, 2011                           1,875,862
          4,390,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 4,664,375
          5,000,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            4,950,000
          3,400,000 International Game Technology sr. notes 8 3/8s, 2009                                  3,476,500
          2,085,000 Isle of Capri Black Hawk LLC 1st mtge. Ser. B, 13s, 2004                              2,272,650
          3,510,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                            3,176,550
          4,495,000 Mandalay Resort Group sr. sub notes Ser. B, 10 1/4s, 2007                             4,629,850
          7,050,000 MGM Mirage company guaranty 8 3/8s, 2011                                              7,076,438
          3,905,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                          3,963,575
          1,490,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                     1,521,663
            470,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              486,450
          6,260,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            6,353,900
            995,818 Penn National Gaming, Inc. bank term loan Ser. B, FRN,
                    9.30s, 2006 (acquired 8/7/00, cost $995,818) (RES)                                      998,307
          1,790,000 Penn National Gaming, Inc. 144A sr. sub notes 11 1/8s, 2008                           1,790,000
          1,420,000 Station Casinos, Inc. sr. sub notes 9 7/8s, 2010                                      1,466,150
          2,740,000 Station Casinos, Inc. 144A sr. notes 8 3/8s, 2008                                     2,753,700
          9,854,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    6,503,640
          6,140,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                               4,912,000
         11,360,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                  11,502,000
          3,440,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  3,560,400
                                                                                                      -------------
                                                                                                         96,206,147

Health Care (1.8%)
-------------------------------------------------------------------------------------------------------------------
          3,295,000 ALARIS Medical Systems, Inc. company guaranty
                    9 3/4s, 2006                                                                          1,845,200
          1,780,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,922,400
          1,610,000 Columbia/HCA Healthcare Corp. deb. 7.19s, 2015                                        1,449,000
          5,400,000 Columbia/HCA Healthcare Corp. med. term notes
                    8.85s, 2007                                                                           5,670,000
          1,950,000 Columbia/HCA Healthcare Corp. med. term notes
                    6.63s, 2045                                                                           1,934,517
          2,930,000 Conmed Corp. company guaranty 9s, 2008                                                2,754,200
          1,850,000 HCA-The Healthcare Co. med. term notes 7.69s, 2025                                    1,665,000
          1,760,000 HCA-The Healthcare Co. notes 8 3/4s, 2010                                             1,870,000
          1,750,000 HCA-The Healthcare Co. notes 8.36s, 2024                                              1,693,125
          4,550,000 HCA-The Healthcare Co. notes 7s, 2007                                                 4,424,875
          3,545,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          3,367,750
          2,840,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                         3,138,200
          4,630,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                4,334,838
          4,510,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                45,100
          4,350,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                               435
          3,840,000 Omnicare, Inc. 144A sr. sub notes 8 1/8s, 2011                                        3,916,800
          5,755,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                     1,841,600
            300,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                               307,500
          1,070,000 Tenet Healthcare Corp. sr. notes Ser. B, 9 1/4s, 2010                                 1,182,350
          4,160,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 4,290,000
          4,590,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                 4,624,425
          7,740,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           8,514,000
                                                                                                      -------------
                                                                                                         60,791,315

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,650,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           3,567,875
            650,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                              638,625
            510,000 Del Webb Corp. sr. sub. deb. 9 3/4s, 2008                                               497,250
          3,563,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             3,384,850
          3,260,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         3,341,500
          4,460,000 KB Home sr. sub notes 9 1/2s, 2011                                                    4,415,400
          1,330,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                     1,426,425
          3,830,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   3,772,550
            410,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            407,438
          3,150,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             3,244,500
            590,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          548,700
          3,070,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         3,100,700
          3,350,000 Toll Corp. company guaranty 8 1/8s, 2009                                              3,316,500
          2,510,000 Toll Corp. sr. sub notes 8 1/4s, 2011                                                 2,481,185
          1,130,000 WCI Communities, Inc. 144A sr. sub notes 10 5/8s, 2011                                1,163,900
                                                                                                      -------------
                                                                                                         35,307,398

Industrial (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,690,000 BRL Universal Equipment 144A secd. notes 8 7/8s, 2008                                 2,770,700
          3,900,000 Mascotech, Inc. bank term loan Ser. B, FRN, 8.875s, 2008
                    (acquired 11/28/00, cost $3,894,150) (RES)                                            3,627,000
                                                                                                      -------------
                                                                                                          6,397,700

Lodging/Tourism (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,610,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                     938,600
          2,480,000 Felcor Lodging company guaranty 9 1/2s, 2008                                          2,556,731
GBP       6,330,078 Blackstone Hotel Acquisition Co. jr. mtge. loan
                    FRN, 9.794s, 2003 (United Kingdom)                                                    8,542,875
$        11,220,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           10,687,050
          4,035,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    3,964,388
          3,440,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     3,379,800
          1,560,000 Host Marriott L.P. 144A sr. notes 9 1/4s, 2007                                        1,606,800
          3,226,000 ITT Corp. notes 6 3/4s, 2005                                                          3,182,288
          4,380,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                4,467,600
          1,861,274 Strategic Hotel bank term loan FRN, 9.32s, 2004
                    (acquired 10/29/99, cost $1,861,274) (RES)                                            1,870,581
                                                                                                      -------------
                                                                                                         41,196,713

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
          1,650,000 Terex Corp. 144A sr. sub notes 10 3/8s, 2011                                          1,658,250

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,739,875 Blount, Inc. bank term loan Ser. B, FRN, 11.125s, 2006
                    (acquired various dates from 8/20/99 to 1/28/00,
                    cost $2,729,071) (RES)                                                                2,506,986
          9,580,000 Blount, Inc. company guaranty 13s, 2009                                               5,748,000
          2,705,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                  1,136,100
          5,700,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        6,013,500
          2,260,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                            1,322,100
          7,414,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                7,191,580
          3,340,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                              3,039,400
                                                                                                      -------------
                                                                                                         26,957,666

Medical Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,030,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                        1,094,375
          4,680,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                          46,800
          2,940,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                          29,400
         11,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                         107,047
          2,410,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                    coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                 22,871
         12,585,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         503,400
            710,000 Service Corp. International deb. 7 7/8s, 2013                                           461,500
            410,000 Service Corp. International notes 7.7s, 2009                                            274,700
          3,760,000 Service Corp. International notes 6s, 2005                                            2,622,600
          4,975,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                  49,750
          5,820,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                    2008 (In default) (NON)                                                                 116,400
                                                                                                      -------------
                                                                                                          5,328,843

Medical Technology (--%)
-------------------------------------------------------------------------------------------------------------------
          2,390,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                            1,003,800

Metals (0.8%)
-------------------------------------------------------------------------------------------------------------------
          9,710,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          8,981,750
          3,029,495 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                   1,332,978
            110,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                 107,250
            350,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                           325,500
          6,803,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                         5,850,580
          5,970,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                             626,850
            760,000 Murrin Murrin Holdings Propert, Ltd sr. notes 9 3/8s, 2007                              600,400
          2,655,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     982,350
          1,470,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,293,600
          2,038,000 P & L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                          2,144,995
          4,290,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           3,732,300
            360,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                          140,400
          2,590,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                  71,225
          3,120,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,996,800
                                                                                                      -------------
                                                                                                         28,186,978

Oil & Gas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,060,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             2,029,100
          7,250,000 Chesapeake Energy Corp. 144A 8 1/8s, 2011                                             7,129,143
            750,000 Chesapeake Energy Corp. company guaranty Ser. B,
                    9 5/8s, 2005                                                                            810,000
          6,520,000 Coda Energy, Inc. company guaranty Ser. B, 10 1/2s, 2006                              6,666,700
            270,000 Giant Industries Corp. company guaranty 9s, 2007                                        247,050
            520,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                           538,200
          3,930,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      4,028,250
          2,790,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                         2,964,375
          1,710,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       1,739,925
          5,675,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  5,618,250
          2,680,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                  2,639,800
          6,600,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              6,980,886
          8,620,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          9,417,350
            420,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                414,750
          1,545,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    618,000
          2,820,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          3,004,174
            300,000 Triton Energy, Ltd. sr. notes 9 1/4s, 2005                                              312,000
          3,600,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007 (Cayman Islands)                           3,726,000
          7,065,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                         7,700,850
                                                                                                      -------------
                                                                                                         66,584,803

Paper & Forest Products (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,370,000 Abitibi-Consolidated, Inc. bonds 8.55s, 2010 (Canada)                                 4,654,094
          2,170,000 Abitibi-Consolidated, Inc. deb. 8.85s, 2030 (Canada)                                  2,241,046
          3,819,881 Alabama River Newsprint bank term loan FRN, 6.89s,
                    2002 (acquired various dates from 4/14/98 to 4/30/98,
                    cost $3,418,344) (RES)                                                                3,323,297
          5,990,000 APP China Group, Ltd. 144A sr. disc. notes 14s, 2010
                    (In default) (Bermuda) (NON)                                                            748,750
          3,750,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon
                    zero % (12s, 2/15/04), 2049 (In default) (Indonesia) (NON) (STP)                         75,000
          5,500,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                3,135,000
          6,305,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              6,178,900
            200,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  130,000
          1,320,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  831,600
          2,140,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                     663,400
          3,990,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s,
                    2007 (In default) (Indonesia) (NON)                                                     718,200
          5,050,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,454,000
         10,065,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (In default) (Indonesia) (NON)                                          1,610,400
          6,840,000 PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                    2004 (In default) (Indonesia) (NON)                                                   1,094,400
         10,800,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                        10,476,000
            987,610 Stone Container Corp. bank term loan Ser. H, FRN,
                    8.813s, 2006 (acquired 7/17/00, cost $987,610) (RES)                                    985,141
          1,824,869 Stone Container Corp. bank term loan Ser. F, FRN,
                    9.50s, 2006 (acquired 5/3/00, cost $1,823,044) (RES)                                  1,822,587
         10,220,000 Stone Container Corp. 144A sr. notes 9 3/4s, 2011                                    10,398,850
          3,380,000 Stone Container Corp. 144A sr. notes 9 1/4s, 2008                                     3,413,800
          5,860,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                    (Canada)                                                                              5,991,850
                                                                                                      -------------
                                                                                                         63,946,315

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,190,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                              4,252,850
          4,250,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 4,335,000
            370,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   377,400
          3,190,000 PharMerica, Inc. comapny guaranty 8 3/8s, 2008                                        3,110,250
                                                                                                      -------------
                                                                                                         12,075,500

Power Producers (1.3%)
-------------------------------------------------------------------------------------------------------------------
         11,250,000 AES Corp. sr. notes 9 3/8s, 2010                                                     11,825,438
          3,130,000 AES Corp. sr. notes 8 7/8s, 2011                                                      3,181,050
          1,860,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,915,800
            800,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                    800,882
            115,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    118,187
          3,430,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  3,419,314
            120,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    118,557
          9,755,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                  10,871,850
          4,290,000 Tiverton/Rumford Power Associates, Ltd. 144A pass-through
                    certificates 9s, 2018                                                                 4,408,661
          7,002,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                      7,527,150
                                                                                                      -------------
                                                                                                         44,186,889

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,615,000 Affinity Group Holdings sr. notes 11s, 2007                                           6,092,000
          1,840,001 Big Flower Holdings bank term loan FRN, 9.25s, 2010
                    (acquired 3/9/00, cost $1,830,801) (RES)                                              1,812,401
          1,700,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             1,640,500
          1,860,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,804,200
          1,865,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          1,776,413
          2,650,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  2,676,500
                                                                                                      -------------
                                                                                                         15,802,014

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,570,000 Kansas City Soutern Railway 144A sr. notes 9 1/2s, 2008                               3,659,250
          3,870,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                         3,734,550
          4,360,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  654,000
                                                                                                      -------------
                                                                                                          8,047,800

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,160,000 Alaska Communications Systems Corp. company
                    guaranty 9 3/8s, 2009                                                                 1,836,000

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,735,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004
                    (In default) (NON)                                                                      933,750
          4,000,000 Sbarro, Inc. company guaranty 11s, 2009                                               4,240,000
          5,150,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 4,939,571
          2,670,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 2,637,106
                                                                                                      -------------
                                                                                                         12,750,427

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
          7,970,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             4,702,300
          1,630,000 Fleming Cos., Inc. company guaranty Ser. B, 10 1/2s, 2004                             1,646,300
          3,590,000 Fleming Cos., Inc. 144A sr. notes 10 1/8s, 2008                                       3,670,775
          1,270,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                     927,100
          1,250,000 Great Atlantic & Pacific Tea Co. sr. notes 7.70s, 2004                                1,025,000
            160,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                     16,000
          2,570,000 K mart Corp. notes 9 3/8s, 2006                                                       2,565,708
          3,400,000 K mart Corp. notes 8 3/8s, 2004                                                       3,416,558
          4,000,000 K mart Corp. pass-thru certificates Ser. 95K4, 9.35s, 2020                            3,250,000
          2,500,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                            2,281,250
         13,080,000 Saks, Inc. company guaranty 8 1/4s, 2008                                             11,510,400
            270,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               226,800
            670,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  609,010
                                                                                                      -------------
                                                                                                         35,847,201

Semiconductor (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,690,000 ChipPac International, Ltd. company guaranty Ser. B,
                    12 3/4s, 2009                                                                         2,421,000
          5,670,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                            5,287,275
            630,000 Fairchild Semiconductor Corp. 144A sr. sub. notes
                    10 1/2s, 2009                                                                           600,075
                                                                                                      -------------
                                                                                                          8,308,350

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,875,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                           1,865,625
          1,200,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                        372,000
          6,745,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               6,188,538
            640,000 Newport News Shipbuilding, Inc. sr. notes 8 5/8s, 2006                                  659,200
            980,376 Pegasus Shipping company guaranty Ser. A, 11 7/8s,
                    2004 (In default) (NON)                                                                 389,700
                                                                                                      -------------
                                                                                                          9,475,063

Software (--%)
-------------------------------------------------------------------------------------------------------------------
          2,900,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005
                    (In default) (NON) (STP)                                                                174,000

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,520,000 Perry-Judd company guaranty 10 5/8s, 2007                                             4,113,200
          1,264,146 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             1,011,317
          2,625,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                             2,415,000
                                                                                                      -------------
                                                                                                          7,539,517

Technology (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,820,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       1,733,550
          1,700,000 Amkor Technologies, Inc. sr. sub. notes 10 1/2s, 2009                                 1,640,500
          3,270,000 Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2008                                  3,122,850
          1,950,000 Amkor Technologies, Inc. structured note
                    (issued by STEERS Credit Linked Trust 2000) 12.58s, 2005                              1,950,000
          2,320,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s,
                    2010 (Singapore)                                                                      2,250,400
          6,705,000 Flextronics International, Ltd. sr. sub. notes Ser. B,
                    8 3/4s, 2007 (Singapore)                                                              6,168,600
          2,080,000 SCG Holding & Semiconductor Corp. company
                    guaranty 12s, 2009                                                                    1,601,600
          3,520,000 Telecommunications Techniques, Inc. company
                    guaranty 9 3/4s, 2008                                                                 2,886,400
          7,120,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       4,485,600
          1,070,000 Viasystems, Inc. sr. sub. notes 9 3/4s, 2007                                            674,100
          1,730,000 Xerox Capital Europe PLC company guaranty 5 7/8s,
                    2004 (United Kingdom)                                                                 1,072,600
            190,000 Xerox Credit Corp. sr. notes 6.10s, 2003                                                144,400
            750,000 Xerox Corp. notes 5 1/2s, 2003                                                          532,500
                                                                                                      -------------
                                                                                                         28,263,100

Technology Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
         12,250,000 Cybernet Internet Services International, Inc. 144A sr.
                    disc. notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (STP)                                                                              612,500
          4,090,000 Equinix, Inc. sr. notes 13s, 2007                                                     2,863,000
          7,470,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010                                   6,013,350
          3,630,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                   2,795,100
          2,690,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                              2,138,550
          7,930,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13s, 4/15/03), 2008 (STP)                                              1,467,050
          3,610,000 Globix Corp. sr. notes 12 1/2s, 2010                                                  1,083,000
          5,120,000 Intira Corp. bonds zero %, 2010 (acquired 1/31/00,
                    cost $2,728,499) (RES)                                                                1,792,000
          3,980,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                     4,059,600
          1,320,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            1,300,200
          5,490,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       5,448,825
          4,870,000 PSINet, Inc. sr. notes 11s, 2009                                                        438,300
          1,730,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                155,700
                                                                                                      -------------
                                                                                                         30,167,175

Telecommunications (4.2%)
-------------------------------------------------------------------------------------------------------------------
          5,270,000 360Networks, Inc. sr. notes 13s, 2008 (Canada)                                        2,002,600
          4,030,000 American Cellular Corp. 144A sr. sub notes 9 1/2s, 2009                               3,909,100
          7,480,000 American Tower Corp. 144A sr. notes 9 3/8s, 2009                                      7,143,400
          2,050,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008                                       722,625
          1,110,000 Asia Global Crossing, Ltd. 13 3/8s, 2010 (Bermuda)                                    1,098,900
          5,770,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               865,500
          2,950,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                  973,500
            870,000 Carrier1 International SA 144A sr. notes Ser. B, 13 1/4s,
                    2009 (Luxembourg)                                                                       591,600
          7,325,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                             5,347,250
          2,160,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010                                             432,000
          3,360,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009                                537,600
            141,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010                             21,150
          2,400,000 Crown Castle International Corp. bank term loan Ser. B,
                    FRN, 8.13s 2008 (acquired 3/14/00, cost $2,397,600) (RES)                             2,412,000
            130,000 Crown Castle International Corp. sr. disc. notes stepped-
                    coupon zero % (11 1/4s, 8/1/04), 2011 (STP)                                              92,300
          7,960,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                              8,198,800
          2,355,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                   2,402,100
          2,150,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            2,209,125
          7,975,000 Econophone, Inc. company guaranty 13 1/2s, 2007
                    (In default) (NON)                                                                      797,500
          2,420,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                      72,600
          4,230,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      3,807,000
          2,090,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                        1,969,825
          4,260,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                        3,983,100
          4,720,000 Global Crossing Holdings, Ltd. 144A sr. notes 8.7s,
                    2007 (Bermuda)                                                                        4,354,200
            570,000 Hermes Europe Railtel sr. notes 10 3/8s, 2009 (Netherlands)                             142,500
            260,000 Hermes Europe Railtel sr. notes 11 1/2s, 2007 (Netherlands)                              65,000
          4,290,000 Level 3 Communication, Inc. sr. notes 11s, 2008                                       3,378,375
          4,410,000 Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                    3,131,100
          5,010,000 Maxcom Telecomunicaciones SA de CV company guaranty
                    Ser. B, 13 3/4s, 2007 (Mexico)                                                        2,154,300
          8,080,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                     5,171,200
          1,070,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              85,600
            860,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                         154,800
            910,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                             163,800
          7,278,000 Millicom International Cellular SA sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                              6,477,420
          9,180,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       8,743,950
         17,285,000 Nextel Communications, Inc. 144A sr. notes 9 1/2s, 2011                              14,584,219
          3,810,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                    2,857,500
          3,140,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             2,716,100
            850,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               743,750
          4,615,000 Nextlink Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/4s, 6/1/04), 2009 (STP)                                           1,522,950
          2,930,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                 1,318,500
          4,250,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s,
                    2005 (In default) (NON)                                                                 595,000
          2,000,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                     740,000
          4,710,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                    565,200
          8,150,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                     4,890,000
          2,640,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          2,719,200
          5,390,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                     9 7/8s, 2008                                                                         1,617,000
            560,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010                                 44,800
          1,500,000 RSL Communications PLC company guaranty 12 7/8s,
                    2010 (United Kingdom) (In default) (NON)                                                 26,250
          1,395,000 RSL Communications PLC company guaranty 9 1/8s,
                    2008 (United Kingdom) (In default) (NON)                                                 24,413
          1,000,000 RSL Communications PLC company guaranty stepped-
                    coupon zero % (10 1/8s, 3/1/03), 2008 (United Kingdom)
                    (In default) (NON) (STP)                                                                 17,500
          3,430,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom) (In default) (NON)                                        60,025
          3,976,000 RSL Communications, Ltd. company guaranty 12 1/4s,
                    2006 (United Kingdom) (In default) (NON)                                                 69,580
          2,500,000 Rural Cellular bank term loan Ser. C, FRN, 9.72s, 2009
                    (acquired 3/20/00, cost $2,500,000) (RES)                                             2,493,750
          3,630,000 SBA Communications Corp. 144A sr. notes 10 1/4s, 2009                                 3,448,500
          3,545,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 4/15/04), 2009 (STP)                                                 1,595,250
          3,805,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                         1,674,200
             90,000 USA Mobile Communication, Inc. sr. notes 9 1/2s, 2004                                    31,500
          3,800,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (In default) (NON) (STP)                                       608,000
          7,500,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                               1,125,000
          6,810,000 Williams Communications Group, Inc. sr. notes 11.70s, 2010                            5,243,700
          3,730,000 Williams Communications Group, Inc. sr. notes 11.70s, 2008                            2,946,700
          7,260,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                           5,336,100
            980,000 Williams Communications Group, Inc. sr. notes 10.70s, 2007                              749,700
          4,375,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                    1,312,500
                                                                                                      -------------
                                                                                                        145,288,707

Telephone (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          585,000
          2,300,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                         1,587,000
          1,600,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                      1,568,000
          3,630,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    1,996,500
          2,340,000 CFW Communications Co. sr. notes 13s, 2010                                            1,638,000
          2,135,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                    1,494,500
          1,115,000 Focal Communications Corp. sr. sub. notes stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                           535,200
          5,100,000 Horizon PCS, Inc. 144A company guaranty stepped-coupon
                    zero % (14s, 10/1/05), 2010 (STP)                                                     2,193,000
          2,600,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes
                    12s, 2007                                                                             1,560,000
          2,410,000 ICG Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 1/2s, 5/1/01), 2006 (In default) (NON) (STP)                                 168,700
          6,850,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (In default) (NON) (STP)                                           376,750
         10,070,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            553,850
          2,690,000 Intermedia Communications, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                   1,936,800
            310,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.60s, 2008                           303,800
          1,990,000 Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                        1,950,200
          4,410,000 Ipcs, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                            1,896,300
         14,070,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                  1,407,000
            780,000 Kookinlet Voicestream bank term loan FRN, 10.50s, 2008
                    (acquired 7/28/00, cost $780,000) (RES)                                                 788,775
          3,520,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                         2,288,000
          6,840,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   4,924,800
            180,000 McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                    (10 1/2s, 3/1/02), 2007 (STP)                                                           147,600
          8,000,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                6,800,000
          5,855,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                    4,801,100
          2,310,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            1,894,200
          4,210,000 Microcell Telecommunications sr. disc. notes stepped-
                    coupon Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                             4,210,000
          4,710,000 Startec Global Communications Corp. sr. notes 12s, 2008                               2,307,900
          5,490,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     5,297,850
          4,860,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                     4,860,000
          2,510,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,459,800
          1,800,000 Transtel pass-thru certificates 12 1/2s, 2007 (In default) (NON)                        288,000
          4,310,000 Tritel PCS, Inc. 144A sr. sub notes 10 3/8s, 2011                                     4,137,600
          3,500,000 Triton PCS, Inc. 144A sr. sub notes 9 3/8s, 2011                                      3,360,000
          8,070,000 UbiquiTel Operating Co. company guaranty stepped-
                    coupon zero % (14s, 4/15/05), 2010 (STP)                                              3,591,150
          6,150,000 US Unwired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                 3,182,625
          3,670,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                             2,238,700
          1,275,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                               777,750
         17,340,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                   19,073,987
         19,693,000 WinStar Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 4/15/05), 2010 (In default) (NON) (STP)                       2,560,090
          1,130,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                      418,100
          1,390,000 XO Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.45s, 4/15/03), 2008 (STP)                                                     542,100
                                                                                                      -------------
                                                                                                        102,700,727

Textiles (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,720,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                      1,822,400
          2,190,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          323,025
          5,630,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         5,010,700
          3,945,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                        1,183,500
         10,580,000 Levi Strauss & Co. 144A sr. notes 11 5/8s, 2008                                      10,844,500
            955,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                  907,250
          6,050,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        4,779,500
          5,510,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        4,518,200
          2,215,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                          2,059,950
          1,000,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    10 3/8s, 2006                                                                         1,000,000
                                                                                                      -------------
                                                                                                         32,449,025

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,185,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                             4,731,525

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,260,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                           1,815,000

Waste Management (0.8%)
-------------------------------------------------------------------------------------------------------------------
         15,440,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                            15,729,500
          1,810,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                          1,762,488
          3,640,000 Allied Waste Industries, Inc. 144A company guaranty
                    8 7/8s, 2008                                                                          3,731,000
          5,750,000 Allied Waste Industries, Inc. deb. 7.4s, 2035                                         4,657,500
          2,040,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                         2,053,750
                                                                                                      -------------
                                                                                                         27,934,238

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,370,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                          2,405,550
            920,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            929,200
                                                                                                     --------------
                                                                                                          3,334,750
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $1,996,114,952)                            $1,646,805,368

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Amresco Commercial Mortgage Funding I Ser. 97-C1,
                    Class G, 7s, 2029                                                                $    4,362,500
                    Commercial Mortgage Acceptance Corp.
          9,470,000 Ser. 97-ML1, Class D, 7.053s, 2010                                                    9,363,936
         68,704,520 Ser. 97-ML1, Interest Only (IO), 0.954s, 2017                                         2,466,492
        328,991,387 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO,
                    1.17s, 2020                                                                          20,446,301
                    Criimi Mae Commercial Mortgage Trust
         10,000,000 Ser. 98-C1, Class C, 7s, 2012                                                         8,343,750
         45,076,000 Ser. 98-C1, Class A2, 7s, 2011                                                       43,471,294
         16,806,000 Ser. 98-C1, Class B, 7s, 2011                                                        14,947,256
          6,855,000 Credit Suisse First Boston Mortgage Securities Corp.
                    Ser. 1999-C1, Class E, FRB, 7.923s, 2009                                              7,240,594
        291,199,756 Deutsche Mortgage & Asset Receiving Corp. Ser.
                    98-C1, Class X, IO, 1.22s, 2031                                                      14,104,988
                    Fannie Mae
             48,223 Ser. 92-15, Class L, IO, 8.0s, 2022                                                   1,166,998
          4,406,800 Ser. 98-1, Class SA, IO, 6.5s, 2024                                                   1,857,050
          1,193,000 Ser. 00-4, Class SX, 6.5s, 2023                                                       1,195,983
          3,186,005 Ser. G93-9, IO, 8.0s, 2023                                                              595,783
          8,745,693 Ser. 98-28, Class SD, IO, 7.0s, 2023                                                  2,153,776
         30,611,456 Ser. 93-251, Class Z, 6 1/2s, 2023                                                   29,463,527
         16,211,016 Ser. 96-34, Class SC, IO, 7.0s, 2023                                                  3,779,880
          5,935,692 Ser. G92-45, IO, 8.0s, 2022                                                           1,382,719
         19,691,730 Ser. 97-66, Class SK, IO, 8.0s, 2027                                                  1,207,697
         16,437,872 Ser. 97-66, Class SG, IO, 8.0s, 2027                                                  1,073,557
          7,744,016 Ser. 97-91, Class FB, IO, 7.5s, 2023                                                    655,640
          8,595,566 Ser. 92-124, Class SA, IO, 8.0s, 2022                                                   928,665
         36,715,513 Ser. 99-51, Class S, IO, 8.0s, 2029                                                   3,006,111
         46,499,776 Ser. 99-64, Class SE, IO, 8.0s, 2030                                                  2,903,693
        130,621,579 Ser. 00-T6, IO, 8.68s, 2030                                                           2,723,695
                    Fannie Mae Strip
            330,630 Ser. 237, Class 2, IO, 8.0s, 2023                                                        68,244
         22,015,031 Ser. 281, Class 2, IO, 9.0s, 2026                                                     4,447,697
          9,875,921 Ser. 217, Class 2, IO, 8.0s, 2023                                                     1,828,033
         69,080,383 Ser. 221, IO, 7.5s, 2023                                                             14,109,668
          3,597,364 Ser. 176, Class 2, IO, 8.0s, 2022                                                       666,074
          7,068,904 Ser. 203, Class 2, IO, 8.0s, 2023                                                     1,484,470
         10,236,067 Ser. 251, Class 2, IO, 8.0s, 2023                                                     2,149,574
          7,704,020 Ser. 218, Class 2, IO, 7.0s, 2023                                                     1,651,790
         65,036,263 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.72s, 2027                        6,178,445
                    Freddie Mac
          7,117,498 Ser. 2200, Class S, 10.68s, 2023                                                      7,259,848
          9,437,004 Ser. 2032, Class SK, IO, 6.5s, 2024                                                   3,284,297
          7,136,019 Ser. 2219, Class SA, 7.5s, 2030                                                       7,209,663
          6,345,872 Ser. 1717, 6 1/2s, 2024                                                               6,456,181
         11,441,133 Ser. 44, Class SG, IO, 6.5s, 2023                                                     1,252,305
         16,355,501 Ser. 1883, Class S, IO, 8.0s, 2026                                                    1,024,999
         11,483,699 Ser. 195, Principal Only (PO), zero %, 2028                                           9,558,342
          8,610,135 Ser. 2191, Class MO, PO, zero %, 2027                                                 7,422,205
          1,551,958 Ser. 180, PO, zero %, 2026                                                            1,295,885
          3,532,342 Ser. 1208, Class F, zero %, 2022                                                      2,987,036
                    Freddie Mac Strip
         40,607,428 Ser. 183, IO, 7.0s, 2027                                                              8,349,902
         20,412,647 Ser. 203, PO, zero %, 2029                                                           15,542,189
          5,024,832 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                          5,058,800
                    General Growth Properties-Ala Moa 144A
         13,900,000 Ser. 99-C1, Class F, FRB, 7.98s, 2004                                                13,900,000
         11,505,000 Ser. 99-C1, Class E, FRB, 7.48s, 2009                                                11,505,000
                    General Growth Properties-Homart 144A
          2,200,000 Ser. 99-C1, Class G, FRB, 8.072s, 2003                                                2,200,000
          2,615,000 Ser. 99-C1, Class F, FRB, 7.822s, 2003                                                2,615,000
                    General Growth Properties-Ivanhoe
          2,830,000 Ser. 99-C1, Class G, FRB, 8.48s, 2004                                                 2,830,000
          4,920,000 Ser. 99-C1, Class F, FRB, 7.73s, 2004                                                 4,920,000
                    Government National Mortgage Association
          9,523,121 Ser. 00-17, Class SB, 7.5s, 2026                                                     10,917,401
          7,295,071 Ser. 99-25, Class SA, 7.0s, 2026                                                      7,471,748
          5,073,008 Ser. 00-11, Class SA, 7.5s, 2021                                                      5,155,444
         20,285,253 Ser. 00-30, Class S, IO, 8.5s, 2022                                                   1,166,038
         38,296,355 Ser. 99-43, Class SJ, IO, 8.5s, 2029                                                  2,405,011
          6,142,213 Ser. 98-2, Class EA, PO, zero %, 2028                                                 5,044,292
          5,012,985 Ser. 99-42, PO, zero %, 2027                                                          4,515,596
          3,864,912 Ser. 99-32, Class EA, PO, zero %, 2027                                                3,441,583
          5,585,000 Granite Mortgages PLC Ser. 01-1, Class 1C, FRB,
                    6.192s, 2041 (United Kingdom)                                                         5,585,000
          3,635,491 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2,
                    6.5s, 2028                                                                              430,124
         24,155,000 Holmes Financing PLC Ser. 1, Class 2C, FRB, 6.789s, 2040                             24,010,070
                    Merrill Lynch Mortgage Investors, Inc.
          7,476,000 Ser. 1995-C3, Class D, 7.782s, 2025                                                   7,785,506
          1,283,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,211,537
            656,000 Ser. 98-C2, Class D, 7.86s, 2030                                                        655,672
         10,788,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                     7,517,078
         93,969,546 Ser. 96-C2, IO, 9.04s, 2028                                                           6,386,993
          9,052,203 Ser. 98-C2, IO, 7.86s, 2030                                                             599,256
         40,594,509 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X,
                    IO, 8.05s, 2012                                                                       2,518,128
          6,427,377 PNC Mortgage Securities Corp. Ser. 97-6, Class A2,
                    6.60s, 2027                                                                           6,481,357
            967,398 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.90s, 2023                                                                   971,229
          6,800,000 Residential Mortgage Securities 144A Ser. 8, Class M,
                    FRB, 6.88s, 2038                                                                      9,616,516
          5,522,132 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   5,581,605
         12,790,000 Starwood Asset Recivables Trust Ser. 00-1, Class E, FRB,
                    7.80s, 2005                                                                          12,861,624
                    Structured Asset Security Corp. 144A
          6,997,589 Ser. 98-RF1, Class A, 8.66s, 2027                                                     7,334,278
         12,159,442 Ser. 98-RF2, Class A, 8.54s, 2027                                                    12,687,502
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $486,958,183)                                                              $  478,448,120

FOREIGN GOVERNMENT BONDS AND NOTES (12.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD      11,438,000 Argentina (Republic of) bonds 11 3/4s, 2015                                      $    9,436,350
USD       7,274,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                          6,192,356
USD       5,215,000 Argentina (Republic of) unsub. 9 3/4s, 2027                                           3,819,988
USD      13,820,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                     12,179,566
CAD      11,565,000 Canada (Government of) bonds 6s, 2011                                                 7,667,240
CAD       9,135,000 Canada (Government of) bonds 5 1/2s, 2010                                             5,839,877
CAD       8,915,000 Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                                          6,252,563
CAD      15,795,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                          9,974,099
USD       4,790,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            4,406,800
EUR      54,135,000 Germany (Federal Republic of) bonds Ser. 132,
                    4 1/8s, 2004                                                                         47,695,582
EUR      49,340,000 Germany (Federal Republic of) bonds Ser. 97,
                    6s, 2007                                                                             47,242,505
GRD      26,270,297 Hellenic Greece (Republic of) bonds 6 1/2s, 2014                                     25,383,348
EUR      56,130,000 Italy (Government of) bonds 7 1/4s, 2026                                             59,605,333
EUR       8,705,000 Italy (Government of) sr. unsub. FRB, 4.673s, 2002                                    7,686,454
EUR      24,995,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                    21,414,395
USD       5,026,667 Morocco (Government of) bonds Ser. A, FRB,
                    7.563s, 2009                                                                          4,436,033
NZD      41,125,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                             17,765,297
USD       4,430,000 Philippines (Republic of) bonds 9 7/8s, 2019                                          3,704,809
USD       6,125,000 Philippines (Republic of) notes 10 5/8s, 2025                                         5,328,750
USD      12,555,000 Russia (Federation of) 144A bonds 12 3/4s, 2028                                      10,970,559
USD       5,590,000 Russia (Federation of) unsub. 10s, 2007                                               4,360,200
USD      18,005,000 Russia (Federation of) unsub. 8 1/4s, 2010                                           12,108,363
USD      40,604,375 Russia (Federation of) 144A unsub. stepped-
                    coupon 2 1/2s, (5s, 4/1/01), 2030 (STP)                                              16,343,261
GBP      13,975,000 United Kingdom Treasury bonds 10s, 2003                                              22,136,943
GBP      18,045,000 United Kingdom 144A Treasury bonds Ser. 85,
                    9 3/4s, 2002                                                                         27,301,613
GBP       8,870,000 United Kingdom Treasury bonds 8 1/2s, 2005                                           14,485,364
USD      10,320,000 United Mexican States bonds 11 3/8s, 2016                                            11,933,016
USD      18,562,000 United Mexican States bonds Ser. XW, 1
                    0 3/8s, 2009                                                                         20,325,390
USD      14,655,000 United Mexican States deb. Ser. A, FRB,
                    zero %, 2003                                                                            168,533
USD       4,590,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            3,155,625
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $464,644,964)                                                               $ 449,320,212
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (0.5%)
-------------------------------------------------------------------------------------------------------------------
$         1,936,000 Federal National Mortgage Association 6s, TBA,
                    April 1, 2031                                                                    $    1,887,600
                    Federal National Mortgage Association Pass-Through
                    Certificates
          2,399,761 8s, with due dates from May 1, 2030 to January 1, 2031                                2,474,754
             51,028 7s, January 1, 2006                                                                      51,821
         13,685,472 6s, with due dates from February 1, 2029 to
                    February 1, 2031                                                                     13,541,738
                                                                                                      -------------
                                                                                                         17,955,913

U.S. Treasury Obligations (8.0%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         48,115,000 6 1/4s, May 15, 2030 (SEG)                                                           52,858,658
          4,745,000 5 3/8s, February 15, 2031                                                             4,684,217
                    U.S. Treasury Notes
         75,000,000 6 1/2s, February 15, 2010                                                            82,851,750
         83,635,000 5 3/4s, August 15, 2010                                                              88,208,162
         45,000,000 5s, February 15, 2011                                                                48,353,222
                                                                                                      -------------
                                                                                                        276,956,009
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $294,207,024)                                                               $ 294,911,922

BRADY BONDS (2.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        20,326,400 Argentina (Republic of) debs. FRB, 5.563s, 2005                                   $  17,100,600
          8,310,000 Argentina (Republic of) govt. guaranty FRB, 6s, 2023                                  5,422,275
         47,896,923 Brazil (Federal Republic of) bonds FRB, 8s, 2014 (POR)                               36,703,412
          1,880,000 Bulgaria (Government of) deb. Ser. PDI, FRB, 6.313s, 2011                             1,412,444
          5,585,000 Bulgaria (Government of) FLIRB, 2 3/4s, 2012                                          4,209,973
          6,380,000 Bulgaria (Government of) Ser. A, FRB, 6.313s, 2024                                    4,761,394
         14,655,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                     13,024,631
         10,333,230 Venezuela (Republic of) deb. Ser. DL, FRB, 7.375s, 2007                               8,628,247
                                                                                                      -------------
                    Total Brady Bonds (cost $92,383,944)                                              $  91,262,976

PREFERRED STOCKS (2.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             83,655 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                             $      83,655
              2,182 Benedek Communications Corp. 11.50% pfd. (PIK)                                          589,140
            272,400 California Federal Bancorp, Inc. Ser. A, $2.28 pfd.                                   6,810,000
            203,459 CGA Group, Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                        5,086,482
            139,240 Chevy Chase Preferred Corp. Ser. A, $5.188 pfd.                                       7,449,340
             13,490 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               350,740
             40,280 Citadel Broadcasting Co. Ser. B, $13.25 cum. pfd. (PIK)                               4,511,360
            124,131 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   13,530,279
             10,000 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                       1,000,000
            219,600 Diva Systems Corp. Ser. C, $6.00 cum. pfd.                                            1,756,800
             68,400 Doane Pet Care Enterprises $7.125 pfd.                                                2,052,000
              9,026 Dobson Communications Corp. 13.00% pfd. (PIK)                                         8,484,440
              2,350 First Republic Capital Corp. 144A, 10.50% pfd.                                        2,079,750
            172,935 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                 1,729
              2,040 Fresenius Medical Capital Trust II 7.875% company
                    guaranty, pfd. (Germany)                                                              1,983,900
              5,284 Granite Broadcasting Corp. 144A 12.75% cum. pfd. (PIK)                                1,638,040
              7,233 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON) (PIK)                        115,728
              2,511 ICG Holdings, Inc. 14.00% pfd. (Canada) (In default) (NON) (PIK)                         50,220
              5,586 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                             5,586,000
              1,427 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                1,041,710
              1,112 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                              10,508,400
             11,945 Public Service Co. of New Hampshire, Ser.A, $10.60
                    1st mtge. pfd                                                                           238,900
              5,111 Rural Cellular Corp. 12.25% pfd. (PIK)                                                3,935,470
                 84 XO Communications, Inc. Ser. B, 13.50% pfd.                                              24,360
                                                                                                      -------------
                    Total Preferred Stocks (cost $99,225,321)                                         $  78,908,443

ASSET-BACKED SECURITIES (1.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        36,115,000 Conseco Finance Securitization Ser. 00-4, Class A6,
                    8.31s, 2032                                                                       $  38,518,905
          5,285,000 Conseco Finance Securitization Ser. 00-6, Class M2,
                    8.20s, 2032                                                                           5,343,203
         12,749,638 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      9,614,024
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $54,087,374)                                  $  53,476,132

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,820,000 Amkor Technologies, Inc. cv. sub. notes 5s, 2007                                  $   1,324,050
          1,770,000 Davita, Inc. sub. notes 7s, 2009                                                      1,519,899
         10,035,000 Exide Corp. 144A cv. sr. sub. notes 2.90s, 2005                                       4,365,225
          3,660,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                          3,316,875
          1,360,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                  1,234,200
          5,010,000 Level 3 Communication, Inc. cv. sub. deb. 6s, 2010                                    1,985,213
          1,480,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  956,450
            540,000 Rogers Communications cv. deb. 2s, 2005                                                 405,675
            850,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                   505,750
          6,570,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                      5,108,175
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $21,629,637)                              $  20,721,512

COMMON STOCKS (0.5%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            185,581 360Networks, Inc. (Canada) (acquired 5/11/00,
                    cost $2,078,507) (RES)                                                            $     695,929
              1,750 AmeriKing, Inc.                                                                           1,750
            177,258 Arch Wireless, Inc.                                                                     110,786
             87,754 Aurora Foods, Inc.                                                                      605,503
          1,289,757 Celcaribe S.A. (Colombia)                                                               161,220
            223,713 Fitzgeralds Gaming Corp. (AFF)                                                            2,237
             11,244 MGC Communications, Inc.                                                                 28,461
              1,942 Premium Holdings (L.P.) 144A                                                             31,559
              9,800 PSF Holdings LLC Class A (AFF)                                                       15,924,480
              2,872 RSL Communications, Ltd. Class A                                                            103
                149 Safety Components International, Inc.                                                       596
              8,419 Vast Solutions, Inc. Class B1                                                            25,257
              8,419 Vast Solutions, Inc. Class B2                                                            25,257
              8,419 Vast Solutions, Inc. Class B3                                                            25,257
                                                                                                      -------------
                    Total Common Stocks (cost $39,584,450)                                            $  17,638,395

PURCHASED OPTIONS OUTSTANDING (0.3%) (a)                                             EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------

JPY   3,100,000,000 Japanese Government Bond
                    10-year Future traded option
                    (J.P. Morgan Securities) (Call)                                  Jun. 01/105 JPY  $   8,414,286
JPY   4,900,000,000 Japanese Government Bond
                    10-year Future traded option
                    (J.P. Morgan Securities) (Call)                                  May 01/137 JPY         981,564
$        18,006,000 GBP/USD Fx OTC option
                    (HSBC Fx) (Call)                                                 Apr. 01/1.47 USD        10,237
         18,006,000 GBP/USD Fx OTC option
                    (Goldman Sachs & Co.) (Call)                                     Apr. 01/1.47 USD         2,559
                                                                                                      -------------
                    Total Purchased Options Outstanding
                    (cost $10,347,259)                                                                $   9,408,646

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              2,960 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                                $         296
              2,870 IWO Holdings, Inc. 144A units 14s, 2011                                               2,927,400
              1,970 ONO Finance PLC 144A units 14s, 2011 (United Kingdom)                                 1,694,200
              6,600 Pegasus Shipping units stepped-coupon zero %
                    (14 1/2s, 12/20/03), 2008 (acquired 6/23/98,
                    cost $3,282,840) (STP) (RES)                                                            297,000
              3,945 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 1,183,500
             23,198 XCL, Ltd. 144A units cum. pfd. zero % (PIK)                                              11,599
                                                                                                      -------------
                    Total Units (cost $18,675,391)                                                    $   6,113,995

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             16,400 Global Crossing, Ltd. 7.00% cv. cum. pfd. (Bermuda)                               $   2,084,850
              6,030 Interact Systems, Inc. 14.00% cv. pfd.                                                       60
             27,900 LTV Corp. (The) 144A $4.125 cv. pfd.                                                     27,900
                293 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 2,680,950
              9,850 PSINet, Inc. 144A $3.50 cv. pfd.                                                          1,231
                882 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                         176,464
              4,586 XCL, Ltd. 144A Ser. A, 9.50% cv. cum. pfd.                                                2,293
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $9,273,279)                              $   4,973,748

WARRANTS (0.1%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                       DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                 66 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
              5,990 Asia Pulp & Paper Co., Ltd. 144A (In default) (NON)                   3/15/05                60
              3,630 Bestel SA de CV (Mexico)                                              5/15/05           435,600
              3,630 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08             3,630
             28,657 CellNet Data Systems, Inc.                                            10/1/07                29
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
              2,160 Colo.com, Inc. 144A                                                   3/15/10                22
             12,400 Comunicacion Cellular 144A (Colombia)                                 11/15/03           24,800
              4,830 Dayton Superior Corp.                                                 6/15/09            57,960
                890 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/00                 1
             73,193 Delta Financial Corp.                                                 12/21/10                7
             10,155 Destia Communications 144A                                            7/15/07            40,620
              4,650 Diva Systems Corp.                                                    5/15/06         2,092,500
             36,012 Diva Systems Corp. 144A                                               3/1/08            216,072
              4,250 Epic Resorts 144A                                                     6/15/05                43
              4,820 Firstworld Communication Corp.                                        4/15/08            24,100
              5,350 Globalstar Telecommunications                                         2/15/04                54
              5,100 Horizon PCS, Inc.                                                     10/1/01           153,000
             65,538 ICG Communications                                                    10/15/05           65,538
              6,030 Interact Systems, Inc.                                                8/1/03                 60
              6,030 Interact Systems, Inc. 144A                                           12/15/09               60
              2,780 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 3
             84,592 Intira Corp. Class A (acquired 2/28/00,
                    cost $--) (RES)                                                       2/1/10                  8
            498,274 Intira Corp. Class B,                                                 9/29/10                50
              4,410 Ipcs, Inc. 144A                                                       7/15/10            88,200
              6,500 Iridium World Com 144A                                                7/15/05                 1
              5,830 Jostens, Inc.                                                         5/1/10            116,600
              9,460 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                95
              8,835 Knology Holdings, Inc.                                                10/22/07            8,835
              3,520 Leap Wireless International, Inc. 144A                                4/15/10               880
              5,010 Maxcom Telecomunicaciones SA de CV
                    144A (Mexico)                                                         4/1/07                 50
             14,715 McCaw International, Ltd.                                             4/15/07           294,300
              4,350 Mediq, Inc. 144A                                                      6/1/09                 44
              1,550 Metronet Communications 144A                                          8/15/07            99,200
              3,870 Ntelos, Inc.                                                          8/15/10             3,870
              4,250 Orbital Imaging Corp. 144A                                            3/1/05                  1
              8,485 Orion Network Systems, Inc.                                           1/15/07             8,485
             13,800 Pagemart, Inc. 144A                                                   12/31/03           13,800
              7,360 Paxson Communications Corp. 144A                                      6/30/03            25,760
              2,000 Pliant Corp. 144A                                                     6/1/10             16,000
              3,870 Railamerica, Inc.                                                     8/15/10            77,400
              4,390 Raintree Resort 144A                                                  12/1/04                44
              8,690 Startec Global Communications Corp.                                   5/15/08             5,649
              2,160 Sterling Chemicals Holdings                                           8/15/08             3,240
              2,900 Telehub Communications Corp. 144A                                     7/31/05               725
              1,500 Travel Centers of America                                             5/1/09                 15
              8,070 Ubiquitel, Inc. 144A                                                  4/15/10           242,100
             14,235 UIH Australia/Pacific, Inc. 144A                                      5/15/06            28,470
                110 Versatel Telecom NV (Netherlands)                                     5/15/08             4,950
              1,001 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
              2,750 XM Satellite Radio Holdings, Inc. 144A                                3/15/10            82,500
                                                                                                      -------------
                    Total Warrants (cost $7,781,574)                                                  $   4,236,734

SHORT-TERM INVESTMENTS (7.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        17,500,000 Bombardier Capital, Inc. for an effective yield of 5.90%,
                    April 5, 2001                                                                     $  17,488,528
         10,000,000 International Paper Co. for an effective yield of 5.50%,
                    April 6, 2001                                                                         9,992,361
         15,000,000 MCI Worldcom, Inc. for an effective yield of 5.43%,
                    April 12, 2001                                                                       14,975,112
         17,500,000 Qwest Capital Funding for an effective yield of 5.80%,
                    May 11, 2001                                                                         17,390,042
         17,100,000 Sears Roebuck Acceptance Corp. for an effective yield of
                    6.05%, April 23, 2001                                                                17,036,777
         12,770,000 Texas Utilities Co. for an effective yield of 5.94%,
                    June 14, 2001                                                                        12,614,078
         22,500,000 Tyco International Group for an effective yield of 6.00%,
                    May 2, 2001                                                                          22,383,750
         46,100,000 UBS Finance (Delaware) LLC for an effective yield of 5.50%,
                    April 2, 2001                                                                        46,092,957
         17,500,000 Viacom, Inc. for an effective yield of 5.75%, April 19, 2001                         17,449,687
         20,701,000 Interest in $500,000,000 joint tri-party repurchase agreement dated March 30, 2001 with Credit Suisse
                    First Boston due April 2, 2001 with respect to various
                    U.S. Government obligations -- maturity value of
                    $20,710,246 for an effecitve yield of 5.36%.                                         20,701,000
         56,450,000 Interest in $400,000,000 joint repurchase agreement dated
                    March 30, 2001 with Merrill Lynch, Pierce, Fenner &
                    Smith, Inc. due April 2, 2001 with respect to various
                    U.S. Government obligations -- maturity value of
                    $56,475,167 for an effecitve yield of 5.35%                                      $   56,450,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $252,574,292)                                 $  252,574,292
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,847,487,644) (b)                                      $3,408,800,495
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,473,506,092.

  (b) The aggregate identified cost on a tax basis is $3,856,288,148 resulting in gross unrealized appreciation and depreciation of $77,593,376 and $525,081,029, respectively, or net unrealized depreciation of $447,487,653.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2001 was $54,642,797, or 1.6% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at March 31, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2001:
      (as percentage of Market Value)

          Argentina              1.3%
          Brazil                 1.4
          Canada                 2.1
          Germany                2.8
          Italy                  2.6
          Mexico                 1.7
          Russia                 1.3
          United Kingdom         3.0
          United States         78.7
          Others                 5.1
                              ------
          Total                100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2001 (Unaudited)
(aggregate face vale $499,521,297)
                                                                   Unrealized
                                     Aggregate Face   Delivery    Appreciation/
                      Market Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars    $ 12,594,002    $ 12,981,803     6/12/01    $   (387,801)
British Pounds          17,225,873      17,617,200     6/20/01        (391,327)
Canadian Dollars        26,882,193      27,285,433     6/20/01        (403,240)
Danish Krone             3,500,000       3,653,224     6/20/01        (153,224)
Euro                   194,990,196     202,975,774     6/20/01      (7,985,578)
Japanese Yen           220,534,454     230,963,930     6/20/01     (10,429,476)
Swedish Kronas           3,222,761       3,387,033     6/20/01        (164,272)
Swiss Francs               657,224         656,900     6/20/01             324
------------------------------------------------------------------------------
                                                                  $(19,914,594)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2001 (Unaudited)
(aggregate face value $569,016,034)
                                     Aggregate Face   Delivery     Unrealized
                      Market Value        Value         Date      Appreciation
------------------------------------------------------------------------------
Australian Dollars    $  5,551,634    $  5,598,033     6/12/01     $    46,399
British Pounds          57,407,793      58,714,887     6/20/01       1,307,094
Canadian Dollars        28,083,200      28,512,419     6/20/01         429,219
Euro                   261,769,400     271,146,347     6/20/01       9,376,947
Japanese Yen           179,532,238     187,596,350     6/20/01       8,064,112
New Zealand
Dollars                 16,783,475      17,447,998     6/20/01         664,523
------------------------------------------------------------------------------
                                                                   $19,888,294
------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2001 (Unaudited)
                                                                   Unrealized
                                     Aggregate Face  Expiration   Appreciation/
                       Total Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
Euribor 90 day
(Long)                $ 60,625,562    $ 60,574,182      Sep-01      $   51,380
Euribor 90 day
(Short)                 60,530,785      60,498,512      Jun-02         (32,273)
Euro Dollars 90
day (Long)              32,004,225      31,933,170      Dec-01          71,055
Euro Dollars 90
day (Long)              19,329,638      19,202,744      Mar-02         126,894
Euro Dollars 90
day (Short)             32,022,650      31,962,181      Jun-01         (60,469)
Euro Dollars 90
day (Short)             19,377,225      19,291,831      Sep-01         (85,394)
Japanese
Government Bond
10 year (Long)           1,667,717       1,654,119      Jun-01          13,598
U.S. Treasury
Agency 10 year
(Long)                  22,326,563      21,961,403      Jun-01         365,160
U.S. Treasury Bond
(Long)                  27,401,313      27,318,378      Jun-01          82,935
U.S. Treasury Note
10 year (Long)         103,335,641     102,518,630      Jun-01         817,011
U.S. Treasury Note
5 year (Long)          257,247,094     253,831,990      Jun-01       3,415,104
------------------------------------------------------------------------------
                                                                    $4,765,001
------------------------------------------------------------------------------
Written Put Options on Foreign Currency Outstanding at March 31, 2001
(Unaudited) (premium received $111,436)

                                              Expiration Date/     Market
Contract Amount                                Strike Price        Value
------------------------------------------------------------------------------
JPY4,900,000,000   Japanese Government Bond
                   10-year Future traded
                   option (J.P. Morgan
                   Securities) (Call)        Jun 01 / JGB 141.5   $117,318
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Swap Contracts Outstanding at March 31, 2001 (Unaudited)
                                                                   Unrealized
                                          Notional   Termination  Appreciation/
                                           Amount       Date     (Depreciation)
------------------------------------------------------------------------------
Agreement with
Merril Lynch
Capital Services
dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by
6.74%, and pay
quarterly the
notional amount
multiplied by USD
Three Month
LIBOR.                                 $31,700,015    10/31/05      $2,364,805

Agreement with
J.P. Morgan
Securities dated
October 6, 2000
to receive
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
High Yield Index
and pay the
notional amount
multiplied by USD
One Month LIBOR
adjusted by a
specified spread.                       12,926,159      7/2/01       (278,258)

Agreement with
Merrill Lynch
Capital Services
dated January 23,
2001 to receive
the notional
amount multiplied
by a 10-year
receiver swaption
and to pay
quarterly the
notional amount
multiplied by USD
Three Month
LIBOR.                                     237,441     1/24/04         (1,441)

Agreement with
Goldman Sachs
Capital Markets
dated December 2,
2000 to receive
monthly the
notional amount
multiplied by the
return of the
U.S. High Yield
Corporate Bond
Index and pay the
notional amount
multiplied by USD
One Month LIBOR
adjusted by a
specified spread.                       27,874,800      6/1/01       (604,729)

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated November
29, 2000 to pay
monthly the
notional amount
multiplied by the
Lehman U.S. High
Yield Index, and
receive the
notional amount
multiplied by one
month USD LIBOR,
adjusted                                16,677,691     12/4/01       (363,212)

Agreement with
Goldman Sachs &
Co. dated
February 2, 2001
to receive
monthly the
notional amount
multiplied by the
return of Lehman
Brothers High
Yield Index and
pay monthly the
notional amount
multiplied by USD
One Month LIBOR
adjusted by a
specified spread.                       16,417,559      6/1/01       (383,384)

Agreement with
Goldman Sachs
Capital Markets
dated November
29, 2000 to
receive monthly
the notional
amount multiplied
by the return of
the U.S. High
Yield Corporate
Bond Index and
pay the notional
amount multiplied
by USD One Month
LIBOR adjusted by
a specified
spread.                                 10,924,713      6/4/01       (235,631)

Agreement with
Goldman Sachs &
Co. dated October
31, 2000 to pay
monthly the
notional amount
multiplied by the
return of Lehman
High Yield Index
and receive the
notional amount
multiplied by USD
One Month LIBOR
adjusted by a
specified spread.                       24,553,400      5/1/01       (528,347)

Agreement with
Fleet Bank dated
March 30, 2001 to
receive monthly
the notional
amount multiplied
by the return of
the Lehman
Brothers High
Yield Index and
pay monthly the
notional amount
multiplied by USD
One Month LIBOR,
adjusted by a
specified spread.                      $10,000,100     10/2/01        $    --

Agreement with
Deutsche Bank
dated November
30, 2000 to
receive monthly
the notional
amount multiplied
by the return of
the Lehman
Brothers High
Yield Index and
pay monthly the
notional amount
multiplied by USD
One Month LIBOR,
adjusted by a
specified spread.                       10,212,021     12/4/01        664,115

Agreement with
Credit Suisse
First Boston
dated January 31,
2001 to receive
the notional
amount multiplied
by the return of
the Lehman
Brothers High
Yield Index and
pay the notional
amount multiplied
by USD Three
Month LIBOR,
adjusted by a
specified spread.                        5,059,575      5/2/01        (96,314)
------------------------------------------------------------------------------
                                                                     $537,604
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,847,487,644)
(Note 1)                                                                     $3,408,800,495
-------------------------------------------------------------------------------------------
Cash                                                                             14,587,179
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,487,361)                                                1,287,031
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        70,371,889
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           24,736,347
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   47,857,499
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                          1,195,574
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       3,028,920
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                          19,888,618
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           485,474
-------------------------------------------------------------------------------------------
Total assets                                                                  3,592,239,026

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                63,673
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 79,917,498
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,942,563
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,706,715
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          561,748
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       201,914
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,407
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,178,894
-------------------------------------------------------------------------------------------
Payable for written options outstanding (premiums received $111,436) (Note 3)       117,318
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                          2,491,316
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                             19,914,918
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              442,176
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              186,794
-------------------------------------------------------------------------------------------
Total liabilities                                                               118,732,934
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,473,506,092

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $4,484,241,505
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (74,601,063)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (502,356,166)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (433,778,184)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $3,473,506,092

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,286,303,544 divided by 130,765,379 shares)                                        $9.84
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.84)*                               $10.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,045,011,394 divided by 106,719,933 shares)**                                      $9.79
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($17,722,024 divided by 1,806,459 shares)**                                           $9.81
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,097,331,472 divided by 112,071,437 shares)                                        $9.79
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.79)*                               $10.12
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($27,137,658 divided by 2,754,619 shares)                                             $9.85
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $164,047,715
-------------------------------------------------------------------------------------------
Dividend                                                                          6,734,340
-------------------------------------------------------------------------------------------
Total investment income                                                         170,782,055

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,402,976
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,132,237
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    27,875
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     14,934
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,575,481
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,551,128
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                72,663
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,516,793
-------------------------------------------------------------------------------------------
Other                                                                               801,863
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,095,950
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (532,992)
-------------------------------------------------------------------------------------------
Net expenses                                                                     21,562,958
-------------------------------------------------------------------------------------------
Net investment income                                                           149,219,097
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (75,062,969)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,559,212
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                     (12,642,147)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      6,985,195
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                              2,761,565
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
written options and swap contracts during the period                            (22,475,295)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (97,874,439)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 51,344,658
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  149,219,097   $  323,761,362
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (78,160,709)    (174,497,136)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (19,713,730)     (41,646,759)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   51,344,658      107,617,467
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (59,636,285)    (119,435,246)
--------------------------------------------------------------------------------------------------
   Class B                                                            (48,805,422)    (117,128,256)
--------------------------------------------------------------------------------------------------
   Class C                                                               (631,742)        (734,624)
--------------------------------------------------------------------------------------------------
   Class M                                                            (46,703,346)     (85,286,799)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (830,790)      (1,176,437)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (5,087,333)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (4,989,066)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (31,291)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,632,784)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (50,109)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --         (521,976)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (511,895)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --           (3,211)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (372,735)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (5,141)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           26,307,454     (535,275,712)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (78,955,473)    (766,625,148)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 3,552,461,565    4,319,086,713
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $74,601,063 and
$67,212,575, respectively)                                         $3,473,506,092   $3,552,461,565
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              March 31
operating performance                (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.13       $10.77       $11.66       $12.70       $12.29       $11.99
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .45(c)       .92(c)       .91(c)       .99(c)       .89(c)       .89
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.27)        (.61)        (.87)       (1.17)         .39          .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .18          .31          .04         (.18)        1.28         1.19
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.91)        (.91)        (.70)        (.87)        (.89)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)      (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.95)        (.93)        (.86)        (.87)        (.89)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.84       $10.13       $10.77       $11.66       $12.70       $12.29
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.83*        2.96          .31        (1.67)       10.86        10.35
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,286,304   $1,285,717   $1,506,532   $1,911,024   $2,104,971   $1,845,901
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .49*         .94          .94          .97          .99         1.02
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.51*        8.73         8.04         7.88         7.17         7.32
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                166.86*      142.85       142.29       188.75       250.93       304.39
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.09       $10.72       $11.61       $12.65       $12.24       $11.95
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .41(c)       .83(c)       .82(c)       .89(c)       .79(c)       .80
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.28)        (.59)        (.87)       (1.17)         .40          .29
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .13          .24         (.05)        (.28)        1.19         1.09
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.83)        (.82)        (.60)        (.78)        (.80)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)      (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.87)        (.84)        (.76)        (.78)        (.80)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.79       $10.09       $10.72       $11.61       $12.65       $12.24
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.34*        2.30         (.47)       (2.42)       10.08         9.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,045,011   $1,214,668   $1,722,284   $2,174,770   $2,366,410   $2,135,148
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86*        1.69         1.69         1.72         1.74         1.77
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.15*        7.96         7.29         7.13         6.42         6.57
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                166.86*      142.85       142.29       188.75       250.93       304.39
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months                  For the
                                       ended                     period
Per-share                             March 31   Year ended   Feb. 1, 1999+
operating performance               (Unaudited)   Sept. 30    to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.11       $10.75       $11.51
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .41          .84          .59
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.28)        (.61)        (.75)
---------------------------------------------------------------------------
Total from
investment operations                    .13          .23         (.16)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.43)        (.83)        (.59)
---------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)
---------------------------------------------------------------------------
From return of capital                    --           --(d)        --(d)
---------------------------------------------------------------------------
Total distributions                     (.43)        (.87)        (.60)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.81       $10.11       $10.75
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.37*        2.22        (1.40)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,722      $12,441       $6,301
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86*        1.69         1.12*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.11*        8.07         5.00*
---------------------------------------------------------------------------
Portfolio turnover (%)                166.86*      142.85       142.29
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.09       $10.73       $11.62       $12.67       $12.27       $11.97
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .43(c)       .88(c)       .87(c)       .96(c)       .82(c)       .86
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.27)        (.59)        (.86)       (1.18)         .43          .31
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .16          .29          .01         (.22)        1.25         1.17
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.89)        (.87)        (.67)        (.85)        (.87)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.02)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)      (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.93)        (.90)        (.83)        (.85)        (.87)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.79       $10.09       $10.73       $11.62       $12.67       $12.27
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.61*        2.74          .09        (1.97)       10.59        10.12
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,097,331   $1,022,625   $1,066,821   $1,019,477     $513,351      $46,327
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .61*        1.19         1.19         1.22         1.24         1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.38*        8.48         7.81         7.69         6.88         7.09
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                166.86*      142.85       142.29       188.75       250.93       304.39
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months                                                       For the
                                       ended                                                           period
Per-share                             March 31                                                      July 1, 1996+
operating performance               (Unaudited)                Year ended September 30               to Sept. 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.15       $10.78       $11.66       $12.70       $12.29       $12.07
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .45(c)       .92(c)       .93(c)      1.03(c)       .93(c)       .24
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.27)        (.57)        (.86)       (1.18)         .38          .20
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .18          .35          .07         (.15)        1.31          .44
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.94)        (.93)        (.73)        (.90)        (.22)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)        (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.16)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)      (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.48)        (.98)        (.95)        (.89)        (.90)        (.22)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.85       $10.15       $10.78       $11.66       $12.70       $12.29
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.85*        3.29          .63        (1.40)       11.14         3.70*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,138      $17,010      $17,149      $19,358      $19,763       $2,662
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .36*         .69          .69          .72          .74          .19*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.64*        8.97         8.27         8.15         7.29         1.95*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                166.86*      142.85       142.29       188.75       250.93       304.39
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original-issue-discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of bonds is amortized on a yield-to-maturity basis. Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2001, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2000, the fund had a capital loss carryover of approximately $320,062,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 22,379,000    September 30, 2006
    71,604,000    September 30, 2007
   226,079,000    September 30, 2008

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2001, the fund's expenses were reduced by $532,992 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,921 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $106,906 and $805,926 from the sale of class A and class M shares, respectively, and received $899,969 and $3,030 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received $5,155 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,626,016,549 and $1,660,239,070, respectively. Purchases and sales of U.S. government obligations aggregated $3,619,500,485 and $3,680,041,043, respectively.

Written option transactions during the period are summarized as follows:

                                              Contract             Premiums
                                              Amounts              Received
---------------------------------------------------------------------------
Written options
outstanding
at beginning
of period                              $              --           $     --
---------------------------------------------------------------------------
Options opened                          JPY4,900,000,000            111,436
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options
outstanding at
end of period                           JPY4,900,000,000           $111,436
---------------------------------------------------------------------------


Note 4
Capital shares

At March 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,436,820       $ 202,400,948
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                               4,319,846          42,696,963
---------------------------------------------------------------------------
                                            24,756,666         245,097,911

Shares
repurchased                                (20,904,579)       (206,974,930)
---------------------------------------------------------------------------
Net increase                                 3,852,087       $  38,122,981
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,209,684       $ 327,959,754
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                               8,434,622          88,642,757
---------------------------------------------------------------------------
                                            39,644,306         416,602,511

Shares
repurchased                                (52,647,043)       (554,877,895)
---------------------------------------------------------------------------
Net decrease                               (13,002,737)      $(138,275,384)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,839,486       $  77,251,113
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,372,887          33,189,880
---------------------------------------------------------------------------
                                            11,212,373         110,440,993

Shares
repurchased                                (24,928,565)       (245,085,861)
---------------------------------------------------------------------------
Net decrease                               (13,716,192)      $(134,644,868)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,047,145       $ 144,153,768
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,532,328          82,176,597
---------------------------------------------------------------------------
                                            21,579,473         226,330,365

Shares
repurchased                                (61,843,915)       (649,096,342)
---------------------------------------------------------------------------
Net decrease                               (40,264,442)      $(422,765,977)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    693,234         $ 6,857,916
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   45,594             429,825
---------------------------------------------------------------------------
                                               738,828           7,287,741

Shares
repurchased                                   (163,464)         (1,617,849)
---------------------------------------------------------------------------
Net increase                                   575,364         $ 5,669,892
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,964         $ 9,918,628
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   53,989             564,212
---------------------------------------------------------------------------
                                               998,953          10,482,840

Shares
repurchased                                   (354,197)         (3,709,857)
---------------------------------------------------------------------------
Net increase                                   644,756         $ 6,772,983
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,696,048       $ 313,303,496
---------------------------------------------------------------------------
Shares issued
in connection with
reinvestment of
distributions                                  179,597           1,766,907
---------------------------------------------------------------------------
                                            31,875,645         315,070,403

Shares
repurchased                                (21,188,804)       (208,558,108)
---------------------------------------------------------------------------
Net increase                                10,686,841       $ 106,512,295
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,470,953       $ 431,225,693
---------------------------------------------------------------------------
Shares issued
in connection with
reinvestment of
distributions                                  391,487           4,101,596
---------------------------------------------------------------------------
                                            41,862,440         435,327,289

Shares
repurchased                                (39,930,463)       (417,021,263)
---------------------------------------------------------------------------
Net increase                                 1,931,977       $  18,306,026
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,370,565         $13,528,310
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   83,953             830,790
---------------------------------------------------------------------------
                                             1,454,518          14,359,100

Shares
repurchased                                   (376,470)         (3,711,946)
---------------------------------------------------------------------------
Net increase                                 1,078,048         $10,647,154
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    951,655        $  9,861,047
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  115,508           1,231,689
---------------------------------------------------------------------------
                                             1,067,163          11,092,736

Shares
repurchased                                   (981,851)        (10,406,096)
---------------------------------------------------------------------------
Net increase                                    85,312        $    686,640
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                      Purchase           Sales          Dividend            Market
Affiliates                              Cost             Cost            Income             Value
-------------------------------------------------------------------------------------------------------
Name of affiliate
-------------------------------------------------------------------------------------------------------
Fitzgeralds Gaming Corp.                $--               $--              $--         $     2,237
PSF Holdings, LLC, Class A               --                --               --          15,924,480
-------------------------------------------------------------------------------------------------------
  Totals                                $--               $--              $--         $15,926,717
-------------------------------------------------------------------------------------------------------



Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not yet quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA028  71199  075/387/803/2BC  5/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to semiannual Report dated 3/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/01

                                                           NAV
6 months                                                   1.85%
1 year                                                     2.04
5 years                                                   22.29
Annual average                                             4.11
10 years                                                 106.47
Annual average                                             7.52
Life of fund (since class A inception, 10/3/88)
Annual average                                             7.57

Share value:                                               NAV
9/30/00                                                  $10.15
3/31/01                                                  $ 9.85
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     6        0.480           --            0.480
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.